Exhibit 99.2

Supplemental Information
Third Quarter 2017

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Company's Quarterly Reports on Form 10-Q for the three months ended March 31, 2017 and June 30, 2017, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Leigh Ann Stach	Roland H. Hart	Steve Harrison
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Vice President, Financial Reporting and Chief Accounting Officer	Vice President, Asset Management	Managing Director, Business Development

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Director, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neill			E. Fleming - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI			R. Stevenson - Janney Capital Markets

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 3

HISTORICAL FFO, NORMALIZED FFO AND AFFO (1)
(dollars in thousands, except per share data)

	2017			2016				2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Net income	$579	$466	$913	$1,033	$1,064	$508	$116	$121
Real estate depreciation and amortization	4,539	4,276	3,921	3,554	3,493	3,330	2,813	2,415
Total adjustments	4,539	4,276	3,921	3,554	3,493	3,330	2,813	2,415
Funds from Operations	$5,118	$4,742	$4,834	$4,587	$4,557	$3,838	$2,929	$2,536
Transaction costs (2)	11	—	—	200	137	204	288	243
Normalized Funds From Operations	$5,129	$4,742	$4,834	$4,787	$4,694	$4,042	$3,217	$2,779
Straight line rent	(417)	(270)	(265)	(201)	(171)	(138)	(95)	(69)
Deferred compensation	395	338	318	221	192	140	121	70
AFFO	$5,107	$4,810	$4,887	$4,807	$4,715	$4,044	$3,243	$2,780
Funds from Operations per Common Share-Diluted	$0.31	$0.37	$0.38	$0.36	$0.36	$0.32	$0.39	$0.34
Normalized Funds From Operations Per Common Share-Diluted	$0.31	$0.37	$0.38	$0.38	$0.37	$0.34	$0.43	$0.37
AFFO Per Common Share-Diluted	$0.31	$0.38	$0.38	$0.38	$0.37	$0.34	$0.43	$0.37
Weighted Average Common Shares Outstanding-Diluted	16,401,718	12,815,605	12,819,496	12,759,089	12,750,967	12,064,839	7,562,644	7,511,815

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Upon the adoption of Accounting Standards Update ("ASU") No, 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, on January 1, 2017, the Company expects that substantially all of its acquisitions will be accounted for as asset acquisitions. As such, transaction costs related to its acquisitions will be capitalized into the real estate property. The transaction costs of $11,000 above for the three months ended September 30, 2017 relate to costs associated with the $5.0 million mezzanine loan.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2017			2016				2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land and land improvements	$39,810	$37,277	$33,476	$29,884	$24,109	$22,601	$19,317	$13,216
Buildings, improvements, and lease intangibles	307,492	281,408	248,922	222,755	182,474	171,407	140,322	119,716
Personal property	112	109	102	97	97	81	69	35
Total real estate properties	347,414	318,794	282,500	252,736	206,680	194,089	159,708	132,967
Less accumulated depreciation	(31,153)	(26,610)	(22,328)	(18,404)	(14,846)	(11,350)	(8,018)	(5,203)
Total real estate properties, net	316,261	292,184	260,172	234,332	191,834	182,739	151,690	127,764
Cash and cash equivalents	17,479	831	2,044	1,568	1,742	10,920	1,571	2,018
Mortgage note receivable, net	10,633	10,518	10,652	10,786	10,875	10,872	23,277	10,897
Other assets, net	10,776	5,722	4,905	4,843	4,153	3,082	2,704	2,124
Total assets	$355,149	$309,255	$277,773	$251,529	$208,604	$207,613	$179,242	$142,803

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$59,284	$117,251	$81,235	$51,000	$5,000	$—	$55,000	$17,000
Accounts payable and accrued liabilities	3,226	3,057	2,964	3,541	2,755	2,521	1,299	812
Other liabilities	4,743	3,533	3,566	2,981	3,095	3,625	3,349	2,721
Total liabilities	67,253	123,841	87,765	57,522	10,850	6,146	59,648	20,533

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	181	131	131	130	130	129	77	76
Additional paid-in capital	323,877	214,975	214,640	214,323	214,102	213,912	127,697	127,578
Cumulative net income (loss)	3,223	2,644	2,178	1,265	232	(832)	(1,340)	(1,456)
Accumulated other comprehensive loss	(386)	(436)	(152)	—	—	—	—	—
Cumulative dividends	(38,999)	(31,900)	(26,789)	(21,711)	(16,710)	(11,742)	(6,840)	(3,928)
Total stockholders’ equity	287,896	185,414	190,008	194,007	197,754	201,467	119,594	122,270
Total liabilities and stockholders' equity	$355,149	$309,255	$277,773	$251,529	$208,604	$207,613	$179,242	$142,803

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2017			2016				2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$8,012	$7,338	$6,618	$5,811	$4,985	$4,530	$3,673	$3,050
Tenant reimbursements	1,158	1,334	1,128	1,314	1,188	1,105	957	1,202
Mortgage interest	255	258	261	267	270	561	536	304
Other operating	19	—	—	—	—	—	—	—
	9,444	8,930	8,007	7,392	6,443	6,196	5,166	4,556

EXPENSES
Property operating	2,225	2,140	1,738	1,504	963	1,228	1,049	1,123
General and administrative	1,069	835	770	856	671	895	806	646
Depreciation and amortization	4,544	4,281	3,924	3,558	3,496	3,332	2,815	2,416
Bad debts	—	—	67	52	73	30	—	71
	7,838	7,256	6,499	5,970	5,203	5,485	4,670	4,256
OTHER INCOME (EXPENSE)
Interest expense	(1,091)	(1,209)	(597)	(391)	(185)	(222)	(380)	(183)
Interest and other income, net	64	1	2	2	9	19	—	4
	(1,027)	(1,208)	(595)	(389)	(176)	(203)	(380)	(179)
NET INCOME	$579	$466	$913	$1,033	$1,064	$508	$116	$121

NET INCOME PER COMMON SHARE
Net income per common share – Basic	$0.02	$0.04	$0.07	$0.08	$0.08	$0.04	$0.02	$0.02
Net income per common share – Diluted	$0.02	$0.04	$0.07	$0.08	$0.08	$0.04	$0.02	$0.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	16,241,986	12,686,183	12,686,183	12,686,183	12,686,183	12,038,381	7,511,183	7,511,183
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	16,241,986	12,815,605	12,819,496	12,759,089	12,750,967	12,064,839	7,562,644	7,511,815
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3925	$0.3900	$0.3875	$0.3850	$0.3825	$0.3800	$0.3775	$0.3750

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 6

PROPERTY LOCATIONS

Over 44% of our property revenues are in MSAs with populations over 1,000,000 and over 85% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000	4.64%	$1,938.0	5.87%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	ASC	6309 West 95th Street	Oak Lawn	IL	30,455	1.66%	$623.9	1.89%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	16105 South LaGrange Road	Orland Park	IL	13,565	0.74%	$450.3	1.36%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Presence	MOB	7380 N. Lincoln Ave.	Lincolnwood	IL	14,863	0.81%	$303.4	0.92%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316	2.80%	$710.2	2.15%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	ASC	5215 Hollister Street	Houston	TX	11,200	0.61%	$466.4	1.41%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	63 Kresson Road	Cherry Hill	NJ	24,636	1.34%	$431.0	1.30%	6,070,500	Philadelphia-Camden-Wilmington, PA-NJ-OE-MO	7
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,200	0.45%	$33.0	0.10%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Desert Endoscopy Center	ASC	610 E. Baseline Road	Tempe	AZ	13,000	0.71%	$250.0	0.76%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Mountain View Surgery Center	ASC	3131 West Peoria Avenue	Phoenix	AZ	13,835	0.75%	$306.4	0.93%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Associated Surgical Center of Dearborn	ASC	24420 Ford Road	Dearborn Heights	MI	12,400	0.68%	$348.9	1.06%	4,297,617	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	ASC	28500 Orchard Lake Road	Farmington Hills	MI	27,217	1.48%	$627.1	1.90%	4,297,617	Detroit-Warren-Dearborn, MI	14
Bay Area Physicians Surgery Center	ASC	6043 Winthrop Commerce Avenue	Riverview	FL	18,708	1.02%	$624.8	1.89%	3,032,171	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450	0.46%	$310.5	0.94%	2,853,077	Denver-Aurora-Lakewood, CO	19
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420	0.13%	$127.2	0.39%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894	0.16%	$152.2	0.46%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648	1.18%	$463.2	1.40%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Assurance Health System	BF	11690 Grooms Road	Cincinnati	OH	14,381	0.78%	$485.7	1.47%	2,165,139	Cincinnati, OH-KY-IN	28
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	36,362	1.98%	$389.3	1.18%	2,165,139	Cincinnati, OH-KY-IN	28
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	18,283	1.00%	$267.4	0.81%	2,165,139	Cincinnati, OH-KY-IN	28
Vascular Access Centers of Southern Nevada	PC	3150 West Charleston	Las Vegas	NV	4,800	0.26%	$224.8	0.68%	2,155,664	Las Vegas-Henderson-Paradise, NV	29
Prairie Star Medical Facility I	PC	6815 Hilltop Road	Shawnee	KS	24,557	1.34%	$460.4	1.39%	2,104,509	Kansas City, MO-KS	30
Prairie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840	1.36%	$453.2	1.37%	2,104,509	Kansas City, MO-KS	30
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444	1.01%	$353.4	1.07%	2,055,612	Cleveland-Elyria, OH	32
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	53,921	2.94%	$1,334.2	4.04%	2,055,612	Cleveland-Elyria, OH	32
Court Street Surgery Center	ASC	125 South Court Street	Circleville	OH	7,787	0.42%	$7.8	0.02%	2,041,520	Columbus, OH	33
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200	0.56%	$326.1	0.99%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Kindred Hospital Indianapolis North	LTAC	Suite 2000 Box 82064, One American Square	Indianapolis	IN	37,270	2.03%	$1,351.4	4.09%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Virgina Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445	0.46%	$168.9	0.51%	1,726,907	Virginia Beach-Norfolk-Newport News, VA-NC	37
Memphis Spine and Rehab Center	PC	11221 Latting Road	Eads	TN	11,669	0.64%	$240.0	0.73%	1,342,842	Memphis, TN-MS-AR	42
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,702	1.57%	$459.1	1.39%	1,132,804	Buffalo-Cheektowaga-Niagara Falls, NY	50
			(CONTINUED)

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797	2.28%	$512.7	1.55%	849,843	McAllen-Edinburg-Mission, TX	66
Columbia Gastroenterology Surgery Center	ASC	2739 Laurel Street	Columbia	SC	16,969	0.93%	$325.5	0.99%	817,488	Columbia, SC	71
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000	0.60%	$305.2	0.92%	702,221	Akron, OH	80
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,000	2.18%	$673.0	2.04%	666,149	Lakeland-Winter Haven, FL	82
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000	0.76%	$301.9	0.91%	648,929	Madison, WI	86
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,945	2.40%	$778.3	2.36%	644,672	Wichita, KS	87
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581	0.90%	$410.8	1.24%	644,672	Wichita, KS	87
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891	0.65%	$281.5	0.85%	644,672	Wichita, KS	87
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	24,000	1.31%	$608.1	1.84%	637,674	Deltona-Daytona Beach-Ormond Beach, FL	88
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	24,134	1.32%	$381.8	1.16%	605,221	Toledo, OH	91
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368	1.27%	$301.4	0.91%	605,221	Toledo, OH	91
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228	0.29%	$274.9	0.83%	579,130	Palm Bay-Melbourne-Titusville, FL	95
Eynon Surgery Center	ASC	681 Scranton Carbondale Hwy	Eynon	PA	6,500	0.35%	$159.6	0.48%	555,225	Scranton--Wilkes-Barre--Hazleton, PA	99
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000	1.09%	$96.7	0.29%	538,500	Lancaster, PA	103
AMG Specialty Hospital - Lafayette	LTAC	310 Youngville Highway	Lafayette	LA	29,890	1.63%	$—	—%	491,528	Lafayette, LA	108
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,457	3.08%	$655.7	1.99%	465,208	Port St. Lucie, FL	111
Affinity Health Center	MOB	4455 Dressler Road NW	Canton	OH	47,366	2.58%	$701.3	2.12%	401,281	Canton-Massillon, OH	134
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975	0.60%	$224.8	0.68%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548	0.25%	$65.9	0.20%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495	1.06%	$373.3	1.13%	265,207	Waco, TX	181
Meridian Behavioral Health Systems	BF	300 56th SW	Charleston	WV	135,137	7.37%	$2,437.5	7.38%	217,916	Charleston, WV	200
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398	0.35%	$202.6	0.61%	208,563	Daphne-Fairhope-Foley, AL	213
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146	0.34%	$194.6	0.59%	208,563	Daphne-Fairhope-Foley, AL	213
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920	0.27%	$120.3	0.36%	190,028	Warner Robins, GA	227
Monroe Surgical Hosptial	ASC	2408 Broadmoor Blvd	Monroe	LA	58,121	3.17%	$2,070.0	6.27%	179,470	Monroe, LA	235
ImmunoTek Bio Center	SC	505 East Webb Avenue	Burlington	NC	12,870	0.70%	$272.1	0.82%	159,688	Burlington, NC	261
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	54,000	2.95%	$876.8	2.65%	110,008	Kankakee, IL	357
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	15,110	0.82%	$134.8	0.41%	56,840	Point Pleasant, WV-OH	546
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720	0.26%	$67.4	0.20%	52,850	Athens, TN	573
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699	0.97%	$132.0	0.40%	48,523	Corsicana, TX	605
Arkansas Valley Surgery Center	ASC	933 Sell Avenue	Canon City	CO	10,165	0.55%	$262.1	0.79%	47.446	Cañon City, CO	616
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	69,739	3.80%	$1,368.8	4.14%	43.842	Ottumwa, IA	657
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545	0.68%	$411.0	1.24%	43.423	Pahrump, NV	659
Amory Regional Medical Center	MOB	1107 Earl Frye Blvd	Amory	MS	17,629	0.96%	$82.5	0.25%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1111 Earl Frye Blvd,	Amory	MS	27,743	1.51%	$129.8	0.39%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
			(CONTINUED)

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 8

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Amory Regional Medical Center	MOB	1127 Earl Frye Blvd	Amory	MS	18,074	0.99%	$84.5	0.26%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	404 Gilmore Drive	Amory	MS	9,890	0.54%	$46.3	0.14%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	305 Highway 45N	Aberdeen	MS	3,378	0.18%	$15.8	0.05%	City: 5,391; County: 35,873	RURAL - NO CBSA	N/A
Batesville Regional Medical Center	MOB	205 Medical Center Dr	Batesville	MS	9,263	0.51%	$43.3	0.13%	City: 7,391; County: 34,164	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,981	1.14%	$211.8	0.64%	City: 6,437; County: 31,445	RURAL - NO CBSA	N/A
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971	0.22%	$125.8	0.38%	City: 5,432; County: 37,728	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515	1.61%	$142.0	0.43%	City: 4,074; County: 23,805	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000	0.65%	$180.0	0.54%	City: 4,321; County: 23,468	RURAL - NO CBSA	N/A
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129	1.59%	$140.1	0.42%	City: 9,815; County: 31,628	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217	0.28%	$237.5	0.72%	City: 5,680; County: 13,566	RURAL - NO CBSA	N/A
Wellmont Assoicates Complex	MOB	338 Coeburn Avenue	Norton	VA	37,000	2.02%	$473.3	1.43%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369	0.46%	$97.7	0.30%	City: 3,285; County: 27370	RURAL - NO CBSA	N/A
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000	0.27%	$57.5	0.17%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592	3.31%	$291.5	0.88%	City: 4,531; County: 29,998	RURAL - NO CBSA	N/A

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2017 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 9

INVESTMENT ACTIVITY
(dollars in thousands)

2017 INVESTMENT ACTIVITY

Location	Property Type	Acquisition/ Closing Date	Purchase Price	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
Perrysburg, OH	MOB	2/1/2017	$3,969	27,672	100.0%
Cherry Hill, NJ	MOB	2/2/2017	3,900	24,636	88.2%
Las Vegas, NV	PC	3/30/2017	1,973	4,800	100.0%
Pahrump, NV	SC	3/30/2017	4,635	12,545	100.0%
Cincinnati, OH	BF	3/31/2017	4,625	14,381	100.0%
Bristol, TN	SC	3/31/2017	675	4,548	100.0%
Lebanon, VA	SC	3/31/2017	860	8,369	100.0%
Norton, VA	SC	3/31/2017	589	5,000	100.0%
Norton, VA	MOB	3/31/2017	4,991	32,351	87.4%
Bristol, TN	MOB	3/31/2017	2,301	10,975	100.0%
Amory, MS	MOB	5/1/2017	835	17,629	100.0%
Amory, MS	MOB	5/1/2017	1,315	27,743	100.0%
Amory, MS	MOB	5/1/2017	857	18,074	100.0%
Amory, MS	MOB	5/1/2017	469	9,890	100.0%
Aberdeen, MS	MOB	5/1/2017	160	3,378	100.0%
Batesville, MS	MOB	5/1/2017	439	9,263	100.0%
Canton, OH	MOB	5/11/2017	5,000	47,366	100.0%
Orland Park, IL	MOB	6/14/2017	5,000	13,565	100.0%
Indianapolis, IN	SCH	6/23/2017	14,900	37,270	100.0%
Riverview, FL	MOB	6/28/2017	7,200	18,708	100.0%
Lincolnwood, IL	MOB	9/21/2017	3,315	14,863	100.0%
Charleston, WV (1)	BF	9/27/2017	25,000	132,430	100.0%
Total / Weighted Average			$93,008	495,456	98.6%

(1) In addition, the Company entered into a $5.0 million mezzanine loan with the tenant.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 10

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount ($)	Percent (%)	Amount ($) (in thousands)	Percent (%)
Q4 2017	8	$56,092	3.4%	$1,474,780	4.4%
2018	34	169,529	10.2%	3,644,490	10.9%
2019	29	141,200	8.5%	3,269,142	9.8%
2020	37	196,021	11.8%	3,631,325	10.9%
2021	15	144,311	8.7%	2,848,408	8.5%
2022	27	165,814	10.0%	3,390,192	10.2%
2023	12	68,055	4.1%	1,437,463	4.3%
2024	4	18,513	1.1%	465,511	1.4%
2025	6	29,234	1.8%	718,651	2.2%
2026	4	98,911	5.9%	2,343,129	7.0%
Thereafter	26	563,849	34.0%	9,987,216	29.9%
Month-to-Month	6	8,302	0.5%	152,552	0.5%
Totals	208	$1,659,831	100.0%	$33,362,859	100.0%

(1) Total portfolio was approximately 92.1% leased in the aggregate at September 30, 2017 with lease expirations ranging from 2017 through 2033.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	31	$13,722	39.6%
Surgical Centers and Hospitals (SCH)	13	7,424	21.4%
Behavioral Facilities (BF)	4	5,787	16.7%
Physician Clinics (PC)	16	4,000	11.6%
Specialty Centers (SC)	15	2,697	7.8%
Long-term Acute Care Center (LTAC) (2)	1	1,006	2.9%
Total	80	$34,636	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2017 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Illinois	5	$4,192	12.1%
Ohio	9	4,006	11.6%
Florida	8	3,579	10.3%
Louisiana (2)	2	3,076	8.9%
West Virginia	1	3,037	8.8%
Kansas	5	2,384	6.9%
Texas	6	2,374	6.9%
Indiana	2	1,679	4.8%
Iowa	1	1,369	4.0%
Alabama	6	1,097	3.2%
Other (Less than 3%)	35	7,843	22.5%
Total	80	$34,636	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2017 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2017 in accordance with the mortgage note.

(2) Includes one mortgage investment.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 13

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Meridian Behavioral Health System	$3,038	8.8%
Vantage Health Plan, Inc. (Monroe Surgical)	2,070	6.0%
2014 Health, LLC (Chicago Behavioral)	1,938	5.6%
KND Development 67, LLC (Kindred)	1,352	3.9%
St. Vincent Medical Group	1,158	3.3%
HCA	1,048	3.0%
Others (Less than 3%)	24,032	69.4%
Total	$34,636	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of September 2017 by 12 and for the mortgage was calculated based on the principal outstanding at September 30, 2017 in accordance with the mortgage note.

Community Healthcare Trust / 3Q 2017 Supplemental Information	Page 14